EXHIBIT 99.2

                             OPTIMAL ROBOTICS CORP.

                            MANAGEMENT PROXY CIRCULAR

In this circular, references to "$" are to United States dollars, and references to "Cdn.$" are to Canadian dollars. The information herein contained is given as of April 30, 2002, except as otherwise indicated.

SOLICITATION OF PROXIES

This circular is furnished in connection with the solicitation of proxies by the management of OPTIMAL ROBOTICS CORP. (the "Corporation") for use at the annual and special meeting of shareholders of the Corporation (the "Meeting") to be held at the time and place and for the purposes set forth in the accompanying notice of the Meeting (the "Notice of Meeting"). It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally by officers of the Corporation at nominal cost. The cost of such solicitation will be borne by the Corporation.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed form of proxy are directors and officers of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM OR HER AT THE MEETING MAY DO SO BY INSERTING IN THE BLANK SPACE PROVIDED IN THE SAID FORM THE NAME OF THE PERSON WHOM HE OR SHE WISHES TO APPOINT, STRIKING OUT THE NAMES OF THE OTHER NOMINEES, AND BY MAILING THE COMPLETED PROXY TO THE TRANSFER AGENT AT ITS INDICATED ADDRESS. IN THE EVENT OF APPOINTMENT OF SUCH PERSON AS NOMINEE, THE INSTRUMENT OF PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTION GIVEN TO SUCH NOMINEE BY THE SHAREHOLDER.

A shareholder giving a proxy pursuant to this solicitation has the power to revoke it by instrument in writing executed by the shareholder or by his attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which such proxy is to be used, or with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, or in any other manner permitted by law.

VOTING BY PROXIES

The persons named in the enclosed form of proxy will vote the shares in respect of which they are appointed in accordance with the directions of the shareholders appointing them. IN THE ABSENCE OF SUCH DIRECTIONS, SUCH SHARES WILL BE VOTED: 1. FOR THE ELECTION OF DIRECTORS; 2. FOR THE APPOINTMENT OF AUDITORS; 3. FOR THE CONFIRMATION OF THE AMENDMENTS TO BY-LAW NO. 1A; AND 4. FOR THE APPROVAL OF THE AMENDMENT TO THE STOCK OPTION PLAN. All matters to be voted on at the Meeting will be decided by a majority of the votes cast.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. At the time of printing this circular, the management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. HOWEVER, IF OTHER MATTERS WHICH ARE NOT KNOWN TO THE MANAGEMENT SHOULD PROPERLY COME BEFORE THE MEETING, THE ACCOMPANYING PROXY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PERSON OR PERSONS VOTING THE PROXY.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors of the Corporation (the "Board of Directors") has fixed May 15, 2002 as the record date for determining those holders of voting securities of the Corporation who shall be entitled to receive notice of the Meeting and to vote thereat; provided, however, that if such a holder subsequently transfers the ownership of such a share and the transferee establishes that he or she owns such share and demands not later than ten (10) days before the Meeting that his or her name be included in the shareholders list, such transferee shall be entitled to vote such share at the Meeting.

As at the date hereof, 15,100,535 Class "A" shares of the Corporation are issued and outstanding, each carrying the right to one vote. To the knowledge of the directors and senior officers of the Corporation, Wellington Management Company, LLP, which has shared voting power with respect to 1,249,840 Class "A" shares of the Corporation and shared dispositive power with respect to 1,564,440 Class "A" shares of the Corporation, is the only person that beneficially owns, directly or indirectly, or exercises control or direction over, voting securities carrying more than ten percent (10%) of the voting rights attached to all classes of voting securities of the Corporation.

ELECTION OF DIRECTORS

The Board of Directors has set the number of directors at eight, divided into three classes, two classes consisting of three directors each and one class consisting of two directors.

At the annual meeting of shareholders held on June 28, 1999, Holden L. Ostrin and James S. Gertler, as a single class of directors, were elected to hold office until the close of the Meeting. At the annual and special meeting of shareholders of the Corporation held on June 22, 2000, Neil S. Wechsler was elected to hold office until the close of the 2003 annual meeting of shareholders. At the annual meeting of shareholders held on June 21, 2001, Thomas D. Murphy, as member with Neil S. Wechsler of a single class of directors, was elected to hold office until the close of the 2003 annual meeting of shareholders and Henry M. Karp and Leon P. Garfinkle, as a single class of directors, were elected to hold office until the close of the 2004 annual meeting of shareholders.

At the Meeting, one director shall be elected to hold office until the close of the 2004 annual meeting of shareholders and three directors shall be elected to hold office until the close of the 2005 annual meeting of shareholders. Management has nominated Jonathan J. Ginns, as member with Henry M. Karp and Leon P. Garfinkle as a single class of directors, to hold office until the close of the 2004 annual meeting of shareholders, and Holden L. Ostrin, James S. Gertler and Sydney Sweibel, as a single class of directors, to hold office until the close of the 2005 annual meeting of shareholders. Each of the four management nominees has established his eligibility and willingness to serve as a director.

In the following table is stated the name of each director or nominee for election as a director, all other major positions and offices with the Corporation presently held by such person, his present principal occupation, the year in which he became a director of the Corporation, and the approximate number of Class "A" shares beneficially owned by such person or over which he exercises control or direction as at the date hereof. The information with respect to the number of shares owned directly or indirectly by each individual director, not being within the knowledge of the Corporation, has been furnished by the respective individuals.


Name of Director         Principal Occupation                           # of Class "A" Shares    Director Since
----------------         --------------------                           ---------------------    --------------

Neil S. Wechsler         Co-Chairman and Chief Executive Officer
Montreal, QC             Optimal Robotics Corp.                                 2,750                 1995

Holden L. Ostrin         Co-Chairman
Montreal, QC             Optimal Robotics Corp.                                  Nil                  1996

Henry M. Karp            President and Chief Operating Officer
Montreal, QC             Optimal Robotics Corp.                                  Nil                  1996

Leon P. Garfinkle        Senior Vice-President, General Counsel and
Montreal, QC             Secretary
                         Optimal Robotics Corp.                                 3,000                 1996

James S. Gertler         Vice-President of Corporate Development for
New York, NY             Daily News, L.P. and U.S. News & World
                         Report, L.P.                                            300                  1997

Thomas D. Murphy
Colorado Springs, CO     President, Peak Tech Consulting                         Nil                  2000

Jonathan J. Ginns
Washington, DC           Managing Partner, Acon Investments                      Nil                  2001

Sydney Sweibel           Partner, Sweibel Novek
Montreal, QC             Barristers & Solicitors                                 Nil                  2001


Mr. Ginns and Mr. Sweibel have held their respective principal occupations for more than five years.

The Corporation is required to have an Audit Committee. The Audit Committee is presently composed of Holden L. Ostrin, James S. Gertler and Sydney Sweibel.

PROXIES RECEIVED PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR THE ELECTION OF THE ABOVE NAMED NOMINEES AS DIRECTORS OF THE CORPORATION, UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS OR HER SHARES ARE TO BE WITHHELD FROM VOTING FOR THE ELECTION OF DIRECTORS. IF FOR ANY REASON ANY OF SUCH NOMINEES SHOULD BE UNABLE TO SERVE AS A DIRECTOR, SUCH PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE IN HIS PLACE. As at the date hereof, management does not contemplate that any of the nominees will be unable to serve as a director.

COMPENSATION OF EXECUTIVES

Summary Compensation Table

The following table sets forth compensation paid to the Co-Chairman and Chief Executive Officer and the four other most highly compensated executive officers of the Corporation (collectively, the "Named Executives") for each of the three most recently completed fiscal years.


                                                                                    Long-Term Compensation
                                       Annual Compensation                                  Awards
                                       -------------------                                  ------
                                                                 Other Annual
  Name and Principal      Fiscal       Salary        Bonus       Compensation
        Position            Year       ($)(1)        ($)(1)        ($)(1)       Securities Under Options Granted(#)
        --------            ----       ------        ------        -------      -----------------------------------

Neil S. Wechsler            2001       435,934       189,854         --                   345,000(2)
Co-Chairman and             2000       252,491        73,559         --                   250,000
Chief Executive Officer     1999       123,166        30,791         --                   284,000(3)

Holden L. Ostrin            2001       435,934       189,854        7,104(4)              359,000(5)
Co-Chairman                 2000       252,491        73,559        8,385(4)              250,000
                            1999       123,166        30,791        7,437(4)              284,000(3)


Henry M. Karp               2001       435,934       189,854         --                   355,000(6)
President and Chief         2000       252,491        73,559         --                   250,000
Operating Officer           1999       123,166        30,791         --                   284,000(3)

Gary S. Wechsler            2001       193,748        32,291         --                   170,000(7)
Chief Financial Officer     2000       125,080        26,260         --                   120,000(8)
                            1999        64,615(9)       --           --                    75,000

Leon P. Garfinkle
Senior Vice-President,      2001       135,624         8,719         --                    50,000
General Counsel and         2000        50,809(10)      --           --                    35,500
Secretary                   1999          --            --           --                      --


Notes:

(1) The Named Executives are compensated in Canadian dollars. These amounts have been converted into U.S. dollars at the average rate of exchange during the respective fiscal year (2001 - 0.6450 US $ per Cdn. $; 2000 - 0.6733; 1999 - 0.6730).

(2) Includes 80,000 Class "A" shares issuable pursuant to the automatic replacement feature of an option granted in 1997 and exercised in 2001.

(3) Includes 94,000 Class "A" shares issuable pursuant to the automatic replacement feature of an option granted in 1997 and exercised in 1999.

(4) Imputed interest benefit on an interest-free loan. See "Indebtedness of Directors, Officers and Employees".

(5) Includes 94,000 Class "A" shares issuable pursuant to the automatic replacement feature of an option granted in 1997 and exercised in 2001.

(6) Includes 90,000 Class "A" shares issuable pursuant to the automatic replacement feature of an option granted in 1997 and exercised in 2001.

(7) Includes 20,000 Class "A" shares issuable pursuant to the automatic replacement feature of an option granted in 1997 and exercised in 2001.

(8) Includes 20,000 Class "A" shares issuable pursuant to the automatic replacement feature of an option granted in 1997 and exercised in 2000.

(9) Mr. Wechsler has occupied office on a full time basis since July 5, 1999. The amount of salary paid to Mr. Wechsler in fiscal 1999 is in respect of the period from July 5, 1999 to December 31, 1999.

(10) Mr. Garfinkle has occupied office since July 18, 2000. The amount of salary paid to Mr. Garfinkle in fiscal 2000 is in respect of the period from July 18, 2000 to December 31, 2000.

Option Grants During Fiscal 2001

The following table provides details as to the stock options granted to the Named Executives by the Corporation during fiscal 2001.


                        Class "A"      % of Total Options
                       Shares Under        Granted to                         Market Value of Shares
                         Options          Employees in      Exercise Price   Underlying Options on the   Expiration
       Name            Granted (#)         Fiscal Year       ($US/Share)     Date of Grant ($US/Share)      Date
       ----            ------------    ------------------   --------------   -------------------------   -----------

Neil S. Wechsler        265,000(1)           15.53%             30.05                  30.05             13/06/2011
                         80,000(2)            4.69%             35.55                  35.55             05/05/2002
Holden L. Ostrin        265,000(1)           15.53%             30.05                  30.05             13/06/2011
                         94,000(2)            5.51%             35.55                  35.55             05/05/2002
Henry M. Karp           265,000(1)           15.53%             30.05                  30.05             13/06/2011
                         90,000(2)            5.28%             35.55                  35.55             05/05/2002
Gary S. Wechsler        150,000(1)            8.79%             30.05                  30.05             13/06/2011
                         20,000(2)            1.17%             35.55                  35.55             05/05/2002
Leon P. Garfinkle        45,000(1)            2.64%             30.05                  30.05             13/06/2011
                          5,000(2)            0.29%             44.57                  44.57             05/05/2002


Notes:

(1) These options were granted pursuant to the Corporation`s stock option plan. The options are exercisable, on a cumulative basis, as to 50% of the underlying shares after June 13, 2002 and as to the balance thereof after June 13, 2003.

(2) This option was granted pursuant to the automatic replacement feature of an option granted in 1997 and exercised in 2001. The option is fully exercisable.

Aggregated Option Exercises During Fiscal 2001 and Fiscal Year-End Option Values

The following table indicates for each of the Named Executives the total number of Class "A" shares acquired upon the exercise of options during fiscal 2001, their aggregate value realized, the number of unexercised options held at December 31, 2001 and the value of such unexercised options at that date.


                                                                                           Value of Unexercised
                           Securities                         Unexercised Options         in-the-Money Options at
                            Acquired      Aggregate Value     at December 31, 2001          December 31, 2001(1)
                          On Exercise         Realized               (#)                            ($)
         Name                  (#)              ($)         Exercisable/Unexercisable    Exercisable/Unexercisable
         ----             -----------     ---------------   -------------------------    -------------------------

Neil S. Wechsler            280,000            5,977,421      309,000 / 390,000          1,923,507 / 2,706,000
Holden L. Ostrin            394,000            8,287,952      309,000 / 390,000          1,653,000 / 2,706,000
Henry M. Karp               450,000           10,520,431      309,000 / 390,000          1,730,300 / 2,706,000
Gary S. Wechsler             65,000            2,562,962       80,000 / 200,000            552,000 / 1,320,000
Leon P. Garfinkle            44,500            1,002,004        5,000 / 62,500                  -- / 421,500

Note:

(1) Based on the closing price on the Nasdaq Stock Market on December 31, 2001 ($35.45).

EXECUTIVE EMPLOYMENT AGREEMENTS

The Corporation has entered into employment agreements with each of the Named Executives.

The agreements with Neil S. Wechsler, Holden L. Ostrin and Henry M. Karp, the terms of which are identical, were entered into as of May 5, 1997. They were designed to assure the Corporation of the continued employment of each officer in his current respective executive positions with the Corporation.

Under the terms of these agreements, each of which has been amended, each officer receives a minimum annual salary and an annual bonus in an amount not less than 25% of the salary then in effect. Additional bonuses may also be paid in whatever amounts and at whatever times as determined by the Board of Directors.

Each of these agreements provided for an option grant. The option grant was designed to provide incentive in a manner similar to and commensurate with the incentive arrangements for senior executives of other high technology companies of comparable size and scope. The option grants took into account that no options had been granted in 1996 and none were going to be granted in 1998. Each officer was granted an option to acquire 400,000 Class "A" shares at an exercise price of $3.00 per share. The last sale price of the Class "A" shares prior to May 4, 1997 was $2.75 per share. These options have been exercised in full by each of the officers.

The agreements provide that the Corporation will pay or reimburse the officer for the premiums for a life and disability term insurance policy with a minimum coverage of $5,000,000. The agreements also provide for the forgiveness of indebtedness of the officer if he leaves the employment of the Corporation for any reason.

In the event of the sale of all or substantially all of the assets of the Corporation or the acquisition by any person of outstanding shares of the Corporation representing more than 50% of the votes attached to all outstanding voting shares of the Corporation at any time during the term of the agreement or within 12 months thereafter (unless the officer has had his employment terminated for cause), the officer will be entitled to a bonus in an amount not less than the aggregate of his then-current salary and bonus, and the term insurance, for which the Corporation has been reimbursing premiums, will be converted to a whole life insurance policy and the Corporation will pay the entire cost of the premium for that whole life insurance policy. In addition, in each such circumstance, the exercise price of all options, warrants and rights to purchase Class "A" shares which are held by the officer shall, subject to regulatory approval, be reduced to Cdn.$1.00 in the aggregate.

If the officer's services are terminated other than for cause or death or disability, or in the event that the officer terminates his employment with the Corporation for good reason (as defined in the agreements) within six months of a change of control (as defined in the agreements), (i) the Corporation will pay to the officer an amount equal to five times the sum of (a) the highest salary paid to him during the term and (b) the highest aggregate bonuses paid to him during any year during the term, (ii) the exercise price of all options, warrants and rights to purchase Class "A" shares which are held by the officer shall, subject to regulatory approval, be reduced to Cdn.$1.00 in the aggregate and all of such options shall become immediately exercisable and will expire within 90 days of the termination of the officer's employment with the Corporation; (iii) the term insurance, for which the Corporation has been reimbursing premiums, will be converted to a whole life insurance policy and the Corporation will pay the entire cost of the premium for that whole life insurance policy; and (iv) the Corporation will acquire medical insurance coverage for the officer and his family for a period of five years, equivalent to the coverage already enjoyed by the officer as a senior officer of the Corporation.

The agreements each contain a covenant on the part of the officer not to compete with the Corporation for a period of 24 months following the date upon which he ceases to be an employee of the Corporation.

The agreement with Gary S. Wechsler was entered into as of April 21, 1999. The agreement was designed to assure the Corporation of the continued employment of Mr. Wechsler in his current executive positions with the Corporation. Under the terms of his agreement, which has been amended, Mr. Wechsler receives a minimum annual salary and an annual bonus in an amount not less than 15% of the salary then in effect (in this paragraph, the "Annual Bonus"). The agreement also provides that the Corporation will pay or reimburse Mr. Wechsler for the premiums for a life and disability term insurance policy with a minimum coverage of $3,000,000. If Mr. Wechsler's services are terminated other than for cause or death or disability, or in the event that he terminates his employment with the Corporation for good reason (as defined in his agreement) within six months of a change of control (as defined in his agreement), (i) the Corporation will pay to Mr. Wechsler an amount equal to three times the sum of (a) his then current minimum annual salary and (b) the most recent Annual Bonus paid to him; and (ii) the term insurance, for which the Corporation has been reimbursing premiums, will be converted to a whole life insurance policy and the Corporation will pay the entire cost of the premium for that whole life insurance policy. The agreement also contains a covenant on the part of Mr. Wechsler not to compete with the Corporation for a period of 24 months following the date upon which he ceases to be an employee of the Corporation.

The agreement with Leon P. Garfinkle was entered into as of July 18, 2000. Under the terms of his agreement Mr. Garfinkle receives a minimum annual salary and an annual bonus in an amount not less than 15% of the salary then in effect (in this paragraph, the "Annual Bonus"). If Mr. Garfinkle's services are terminated other than for cause or death or disability, or in the event that he terminates his employment with the Corporation for good reason (as defined in his agreement) within six months of a change of control (as defined in his agreement), the Corporation will pay to Mr. Garfinkle an amount equal to three times the sum of (a) his then current minimum annual salary and (b) the most recent Annual Bonus paid to him. The agreement also contains a covenant on the part of Mr. Garfinkle not to compete with the Corporation for a period of 24 months following the date upon which he ceases to be an employee of the Corporation.

COMPENSATION OF DIRECTORS

In June 2001, options to purchase 35,000 Class "A" shares at an exercise price of $30.05 per share were granted to each of Messrs. Murphy and Gertler, being the two non-executive directors of the Corporation at the time, and in October 2001, options to purchase 35,000 Class "A" shares at an exercise price of $22.45 per share were granted to each of Messrs. Ginns and Sweibel, the two other non-executive directors of the Corporation. These options become exercisable as to 50% of the underlying shares on the first anniversary of their grant and will become exercisable as to the remaining 50% of the underlying shares on the second anniversary of their grant. These options expire after ten years.

As of 2002, the Corporation pays an annual fee of $10,000 to each of its non-executive directors.

INDEBTEDNESS OF DIRECTORS, OFFICERS AND EMPLOYEES

The aggregate indebtedness to the Corporation of all employees, officers and directors and former employees, officers and directors is $114,485. This indebtedness relates to an unsecured home-loan agreement with Holden L. Ostrin, the Co-Chairman of the Corporation. This loan, in the original principal amount of $171,729, is non-interest bearing and is repayable in annual installments of $11,449 through and including July 1, 2012. The foregoing indebtedness is denominated in Canadian dollars, and has been converted at a rate of US$1.00=Cdn.$1.4849.

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

The Corporation has purchased liability insurance for the directors and officers of the Corporation in an amount of $30,000,000, the first $25,000 of any claim (the first $100,000 of any claim brought by a securities holder) being deductible and payable by the Corporation. The annual premium for fiscal 2002 is $265,000. This annual premium, which has not been specifically allocated between directors as a group and officers as a group, was paid entirely by the Corporation.

COMPOSITION OF THE COMPENSATION COMMITTEE

There is no compensation committee of the Board of Directors

REPORT ON EXECUTIVE COMPENSATION

During the year ended December 31, 2001, the two Co-Chairmen and the President of the Corporation made determinations as to the base salary and annual bonus for each of the Corporation's executive and senior officers.

The aggregate compensation paid to the Chief Executive Officer of the Corporation for the year ended December 31, 2001, being cash compensation comprised of salary and bonus and options granted under the Corporation's stock option plan, is viewed as being commensurate with his duties.

The members of the Board of Directors, whose names are set out below, have approved the issue of the foregoing report and its inclusion in this Information Circular.

                                Neil S. Wechsler
                                Holden L. Ostrin
                                  Henry M. Karp
                                Leon P. Garfinkle
                                James S. Gertler
                                Thomas D. Murphy
                                Jonathan J. Ginns
                                 Sydney Sweibel

PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on $100 invested on December 31, 1996 in Class "A" shares with the cumulative total shareholder return on the Toronto Stock Exchange 300 Total Return Index.

                              [LINE GRAPH OMITTED]

----------------------------------------------------------------------------------------------------------------
                                            Dec-96       Dec-97      Dec-98      Dec-99      Dec-00      Dec-01

Optimal Robotics Class "A" Shares(1)        100.00       169.23      330.15    830.9231    774.2726    868.6886

TSE 300 Index                               100.00       114.98    113.1562    149.0427    160.0849    139.9587
----------------------------------------------------------------------------------------------------------------

Note:

      (1) The Class "A" shares have been quoted for trading on the Nasdaq Stock Market since October 1996. The foregoing graph and table are based upon the closing sale prices for the Class "A" shares for 1996 on the Canadian Dealing Network and for 1997 through 2001 on the Nasdaq Stock Market, being the respective primary markets for such shares during such periods. The closing prices for 1997 through 2001 were quoted in U.S. dollars and converted into Canadian dollars at an exchange rate of US$1.4288 per Cdn.$1.00 at December 31, 1997, US$1.5333 per Cdn.$1.00 at December 31, 1998, US$1.45 per Cdn. $1.00 at
December 31, 1999, US$1.4995 per Cdn.$1.00 at December 31, 2000 and US$1.5928
per Cdn.$1.00 at December 31, 2001.

APPOINTMENT OF AUDITORS

At the Meeting, it is proposed that shareholders re-appoint KPMG LLP, Chartered Accountants, Montreal, Quebec as auditors of the Corporation until the next annual meeting of shareholders, at such remuneration as may be fixed by the Board of Directors.

PROXIES RECEIVED PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR THE APPOINTMENT OF KPMG LLP AS AUDITORS OF THE CORPORATION, UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS OR HER CLASS "A" SHARES ARE TO BE WITHHELD FROM VOTING FOR THE APPOINTMENT OF AUDITORS.

CONFIRMATION OF AMENDMENTS TO BY-LAW NO. 1A OF THE CORPORATION

Pursuant to a reform in 2001 of the Canada Business Corporations Act (the "CBCA"), the statutory description of the role of the directors of a CBCA corporation has been brought more into line with business practice and the residency requirements for directors of a CBCA corporation have been reduced.

Pursuant to the reform, the statutory description of the role of corporate directors has changed, the CBCA now providing that the directors of a corporation shall "manage, or supervise the management of, the business" of the corporation. Prior to the reform, the role of directors was statutorily described as "managing" the business of the corporation. The reform also changes the Canadian residency requirement for most, but not all, CBCA corporations, the CBCA now providing that only 25% of the directors of a corporation must be resident Canadians and that none of the members of a committee of directors need be Canadian residents. Prior to the reform, a majority of the directors and a majority of the members of any committee of directors of a CBCA corporation had to be Canadian residents.

In order that the Corporation's by-laws shall be consistent with the CBCA, as amended, in regard to the role of the directors in the management of the Corporation's business and the residency requirement of the directors, the shareholders of the Corporation will be asked to consider and, if deemed advisable, to confirm amendments to the Corporation's By-Law No. 1A (the "General By-Law"), which have been adopted by the Board of Directors on May 2, 2002 (collectively, the "By-Law Amendments"). The first amendment replaces "The board shall manage the business and affairs of the Corporation", with "The board shall manage, or supervise the management of, the business and affairs of the Corporation", in Section 4.06 of the General By-Law. The second amendment replaces "a majority" with "twenty-five percent" in Section 4.02 and in two instances in Section 4.07 of the General By-Law, and deletes "A majority of the members of each committee of the board shall be resident Canadians" from Section
5.01 of the General By-Law. The full text of Sections 4.02, 4.06, 4.07 and 5.01 of the General By-Law, both before, and after giving effect to the By-Law Amendments, is set forth in Schedule A annexed hereto.

The By-Law Amendments update the General By-Law by restating the role of the Corporation's directors and reducing the residency requirements for its directors, in each case within the limits set out in the CBCA, as amended. The Board of Directors recommends that shareholders confirm the By-Law Amendments.

PROXIES RECEIVED PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR THE CONFIRMATION OF BOTH BY-LAW AMENDMENTS, UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS OR HER CLASS "A" SHARES ARE TO BE VOTED AGAINST THE CONFIRMATION OF ONE OR BOTH OF THE BY-LAW AMENDMENTS.

AMENDMENT TO STOCK OPTION PLAN

On February 7, 1997, the Board of Directors of the Corporation adopted a share option plan known as the 1997 stock option plan, which plan was approved by shareholders of the Corporation on June 26, 1997 (the plan, as amended, being hereinafter called the "Stock Option Plan").

The Stock Option Plan provides key employees and directors of the Corporation and its subsidiaries with a proprietary interest through the granting of options to purchase shares of the Corporation for the purpose of (i) increasing the interest in the Corporation's welfare of those key employees who share primary responsibility for the management, growth and protection of the business of the Corporation; (ii) to furnish an incentive to such employees and directors to continue their services for the Corporation; and (iii) to provide a means through which the Corporation may attract able persons to enter its employment.

Pursuant to the provisions of the Stock Option Plan, the Corporation may grant options to purchase Class "A" shares to full-time employees or directors of the Corporation. Options may be granted for a term of up to 10 years and the Board of Directors will determine the term during which such options may be exercised at the time of each grant of options. The conditions of vesting and exercise of the options and the option price will be established by the Board of Directors when such options are granted and the option price shall not involve a discount greater than that permitted by law and by the regulations, rules and policies of the securities regulatory authorities to which the Corporation may then be subject.

Options granted under the Stock Option Plan cannot be assigned or transferred, except by will or by the laws of descent and distribution of the domicile of the deceased optionee. Upon an optionee's employment with the Corporation being terminated for cause or upon an optionee being removed from office as a director or becoming disqualified from being a director by law, any option or the unexercised portion thereof shall terminate forthwith. If an optionee's employment with the Corporation is terminated otherwise than by reason of death or termination for cause, or if any optionee ceases to be a director other than by reason of death, removal or disqualification by law, any option or the unexercised portion thereof may be exercised by the optionee for that number of shares only which he was entitled to acquire under the option at the time of such termination or cessation, provided that such option shall only be exercisable within 90 days after such termination or cessation or prior to the expiration of the term of the option, whichever occurs earlier. If an optionee dies while employed by the Corporation or while serving as a director, any option or the unexercised portion thereof may be exercised by the person to whom the option is transferred by will or the laws of descent and distribution for that number of shares only which the optionee was entitled to acquire under the option at the time of death, provided that such option shall only be exercisable within 180 days following the date of death or prior to the expiration of the term of the option, whichever occurs earlier.

Upon its establishment, 3,000,000 Class "A" shares were authorized for issuance pursuant to options granted under the Stock Option Plan. On April 26, 2000, the Board of Directors of the Corporation approved, subject to the approval


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of shareholders and regulatory authorities, a 3,000,000-share increase in the number of Class "A" shares that may be issued under the Stock Option Plan. Immediately prior to this increase, 1,111,271 Class "A" shares had been issued pursuant to the Stock Option Plan and an additional 1,888,000 Class "A" shares were underlying options outstanding under this plan. Shareholders and regulatory authorities approved the April 26, 2000 amendment to the Stock Option Plan in June 2000. On October 12, 2001, the Board of Directors of the Corporation approved, subject to the approval of shareholders and regulatory authorities, a further 3,000,000-share increase in the number of Class "A" shares that may be issued under the Stock Option Plan (the "2001 Amendment"). Immediately prior to this increase, 2,543,725 Class "A" shares had been issued pursuant to the Stock Option Plan and an additional 3,305,025 Class "A" shares were underlying options outstanding under this plan, leaving 151,250 shares available for the granting of options under the Stock Option Plan.

Accordingly, upon approval of the 2001 Amendment by shareholders of the Corporation at the Meeting and by regulatory authorities, the number of Class "A" shares that may be issued pursuant to the Stock Option Plan from and after October 12, 2001 shall increase by 3,000,000.

On March 2, 2002, the Board of Directors conditionally granted options to purchase an aggregate of 1,715,000 Class "A" shares to 15 officers and directors of the Corporation, at an exercise price of $13.86 per share. These options were granted subject to the approval of shareholders and regulatory authorities of the 2001 Amendment. In the event that shareholders and regulatory authorities do not approve the 2001 Amendment, the increase in the number of shares available for issuance under the Stock Option Plan will not be effective and the options granted on March 2, 2002 will become void. In the event that shareholders and regulatory authorities approve the 2001 Amendment, the increase in the number of shares available for issuance under the Stock Option Plan will become effective and the options granted on March 2, 2002 will become immediately exercisable as to 1,385,000 of the underlying shares and exercisable as to 165,000 of the underlying shares on each of March 2, 2003 and March 2, 2004.

In order to permit the Corporation to continue to use the Stock Option Plan to effectively attract, motivate and retain key employees, the Board of Directors recommends that shareholders vote for the approval of the 2001 Amendment.

PROXIES RECEIVED PURSUANT TO THIS SOLICITATION WILL BE VOTED FOR THE APPROVAL OF THE 2001 AMENDMENT, UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS OR HER CLASS "A" SHARES ARE TO BE VOTED AGAINST THE 2001 AMENDMENT.

The contents of this Information Circular and the sending thereof have been approved by the Board of Directors.

DATED at Montreal, Quebec, as of the 2nd day of May 2002.


/s/ Leon P. Garfinkle

Leon P. Garfinkle
Senior Vice-President,
General Counsel
and Secretary


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


                                   SCHEDULE A

General By-Law, Sections 4.02, 4.06, 4.07 and 5.01, without giving effect to the By-Law Amendments:

Section 4.02 QUALIFICATION. No person shall be qualified for election as a director if he is less than eighteen (18) years of age; if he is of unsound mind and has been so found by a court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt. A director need not be a shareholder. A majority of the directors shall be resident Canadians unless the Act permits otherwise.

Section 4.06 ACTION BY THE BOARD. The board shall manage the business and affairs of the Corporation. Subject to sections 4.08 and 4.09, the powers of the board may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the board. Where there is a vacancy in the board, the remaining directors may exercise all the authorities, powers and discretions of the board so long as a quorum remains in office.

Section 4.07 CANADIAN MAJORITY. The board shall not transact business at a meeting, other than filling a vacancy in the board arising otherwise than by an increase in the number or minimum number of directors or from a failure to elect the number or minimum number of directors required by the articles, unless a majority of the directors present are resident Canadians, except where

      (a) a resident Canadian director who is unable to be present approves in writing or by telephone or other communication facilities the business transacted at the meeting; and

      (b) a majority of resident Canadians would have been present had that director been present at the meeting.

Section 5.01 COMMITTEE OF DIRECTORS. The board may appoint a committee or committees of directors, however designated, and delegate to such committee or committees any of the powers of the board except those which, under the Act, a committee of directors has no authority to exercise. A majority of the members of each committee of the board shall be resident Canadians.

General By-Law, Sections 4.02, 4.06, 4.07 and 5.01, after giving effect to the By-Law Amendments:

Section 4.02 QUALIFICATION. No person shall be qualified for election as a director if he is less than eighteen (18) years of age; if he is of unsound mind and has been so found by a court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt. A director need not be a shareholder. Twenty-five percent (25%) of the directors shall be resident Canadians unless the Act permits otherwise.

Section 4.06 ACTION BY THE BOARD. The board shall manage, or supervise the management of, the business and affairs of the Corporation. Subject to sections
4.08 and 4.09, the powers of the board may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the board. Where there is a vacancy in the board, the remaining directors may exercise all the authorities, powers and discretions of the board so long as a quorum remains in office.

Section 4.07 CANADIAN MAJORITY. The board shall not transact business at a meeting, other than filling a vacancy in the board arising otherwise than by an increase in the number or minimum number of directors or from a failure to elect the number or minimum number of directors required by the articles, unless twenty-five percent (25%) of the directors present are resident Canadians, except where

      (c) a resident Canadian director who is unable to be present approves in writing or by telephone or other communication facilities the business transacted at the meeting; and

      (d) twenty-five percent (25%) of resident Canadians would have been present had that director been present at the meeting.

Section 5.01 COMMITTEE OF DIRECTORS. The board may appoint a committee or committees of directors, however designated, and delegate to such committee or committees any of the powers of the board except those which, under the Act, a committee of directors has no authority to exercise.


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